Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACTS:

F. BRAD DENARDO, PRESIDENT & CEO

(540) 951-6213   bdenardo@nbbank.com

DAVID K. SKEENS, TREASURER & CFO

(540) 951-6347   dskeens@nbbank.com

NATIONAL BANKSHARES, INC. REPORTS

INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017

BLACKSBURG, VA, October 26, 2017:  Today, National Bankshares, Inc. (NASDAQ Capital Market: NKSH) announced net income of $11 million through September 30, 2017 compared to $11.47 million reported for the first nine months of 2016. Basic earnings per share were $1.58 which compares with $1.65 reported at September 30, 2016. The return on average assets for the nine months ended September 30, 2017 was 1.19% compared to 1.28% in 2016. The return on average equity was 8.02% and 8.55% for the same two periods. At September 30, 2017, the Company had total assets of over $1.23 billion.

“National Bankshares continued to perform well in the third quarter of 2017,” said President and CEO Brad Denardo. “While net income was off slightly from this time last year, our loan portfolio is steadily increasing in size and in quality, and we’re seeing improvement in noninterest income. We also invested in technology upgrades that directly benefit our customers’ banking experience. By continuing to focus on superior customer service, prudent lending and efficient operations, we believe Bankshares is well positioned for the future.”

National Bankshares, Inc., headquartered in Blacksburg, Virginia, is the parent company of The National Bank of Blacksburg, which does business as National Bank, and of National Bankshares Financial Services, Inc.  National Bank is a community bank operating from 26 full service offices and one loan production office throughout Southwest Virginia. National Bankshares Financial Services, Inc. is an investment and insurance subsidiary in the same trade area.  The Company’s stock is traded on the NASDAQ Capital Market under the symbol “NKSH.” Additional information is available at www.nationalbankshares.com.

Forward-Looking Statements

Certain statements in this press release may be “forward-looking statements.”  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results that are not statements of historical fact and that involve significant risks and uncertainties.  Although the Company believes that its expectations with regard to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual Company results will not differ materially from any future results implied by the forward-looking statements.  Actual results may be materially different from past or anticipated results because of many factors, some of which may include changes in economic conditions, the interest rate environment, legislative and regulatory requirements, new products, competition, changes in the stock and bond markets and technology.  The Company does not update any forward-looking statements that it may make.

101 Hubbard Street / Blacksburg, Virginia 24060

P.O. Box 90002 / Blacksburg, Virginia 24062-9002

540 951-6300 / 800 552-4123

www.nationalbankshares.com

National Bankshares, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

($ in thousands, except for share and per share data)	September 30, 2017	September 30, 2016	December 31, 2016
Assets
Cash and due from banks	$12,066	$11,302	$13,974
Interest-bearing deposits	58,260	80,170	80,268
Federal funds sold	---	---	---
Securities available for sale, at fair value	309,323	291,277	304,282
Securities held to maturity	129,750	138,047	134,957
Restricted stock	1,200	1,170	1,170
Total securities	440,273	430,494	440,409
Mortgage loans held for sale	505	434	478
Loans:
Loans, net of unearned income and deferred fees and costs	660,362	636,241	647,752
Less: allowance for loan losses	(8,473)	(8,301)	(8,300)
Loans, net	651,889	627,940	639,452
Premises and equipment, net	8,458	8,757	8,853
Accrued interest receivable	5,123	5,138	5,260
Other real estate owned	2,923	3,188	3,156
Intangible assets and goodwill	5,911	6,006	5,966
Bank-owned life insurance	33,520	22,848	22,998
Other assets	13,555	10,684	13,128
Total assets	$1,232,483	$1,206,961	$1,233,942

Liabilities and Stockholders' Equity
Noninterest-bearing deposits	$184,483	$172,510	$171,946
Interest-bearing demand deposits	588,447	565,127	604,093
Savings deposits	140,324	135,931	136,789
Time deposits	118,719	136,440	130,614
Total deposits	1,031,973	1,010,008	1,043,442
Other borrowed funds	---	---	---
Accrued interest payable	51	48	55
Other liabilities	12,798	12,761	12,182
Total liabilities	1,044,822	1,022,817	1,055,679

Stockholders' Equity
Preferred stock, no par value, 5,000,000 shares authorized; none issued and outstanding	---	---	---
Common stock of $1.25 par value. Authorized 10,000,000 shares; issued and outstanding, 6,957,974 shares at September 30, 2017, December 31, 2016 and September 30, 2016.	8,698	8,698	8,698
Retained earnings	185,331	178,998	178,224
Accumulated other comprehensive loss, net	(6,368)	(3,552)	(8,659)
Total stockholders' equity	187,661	184,144	178,263
Total liabilities and stockholders' equity	$1,232,483	$1,206,961	$1,233,942

National Bankshares, Inc. and Subsidiaries

Consolidated Statements of Income

(Unaudited)

	Three Months Ended		Nine Months Ended
($ in thousands, except for share and per share data)	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Interest Income
Interest and fees on loans	$7,473	$7,409	$22,379	$22,032
Interest on federal funds	---	---	---	---
Interest on interest-bearing deposits	224	97	603	409
Interest on securities - taxable	1,426	1,381	4,225	4,625
Interest on securities - nontaxable	1,178	1,270	3,627	3,867
Total interest income	10,301	10,157	30,834	30,933
Interest Expense
Interest on time deposits	130	172	410	547
Interest on other deposits	891	847	2,687	2,603
Interest on borrowed funds	---	---	---	---
Total interest expense	1,021	1,019	3,097	3,150
Net interest income	9,280	9,138	27,737	27,783
Provision for loan losses	201	291	724	1,148
Net interest income after provision for loan losses	9,079	8,847	27,013	26,635
Noninterest Income
Service charges on deposit accounts	710	649	2,067	1,778
Other service charges and fees	41	47	151	165
Credit card fees	1,030	963	2,947	2,802
Trust income	365	330	1,127	1,007
Bank-owned life insurance	233	149	522	447
Other income	215	242	735	1,042
Realized securities gain, net	4	101	8	199
Total noninterest income	2,598	2,481	7,557	7,440
Noninterest Expense
Salaries and employee benefits	3,496	3,239	10,477	9,714
Occupancy and furniture and fixtures	459	463	1,366	1,388
Data processing and ATM	563	624	1,669	1,630
FDIC assessment	93	135	279	421
Credit card processing	716	715	2,096	2,049
Intangibles and goodwill amortization	13	40	56	218
Net cost of other real estate owned	58	71	142	179
Franchise taxes	332	321	983	974
Other operating expenses	1,015	1,012	3,312	2,969
Total noninterest expense	6,745	6,620	20,380	19,542
Income before income tax expense	4,932	4,708	14,190	14,533
Income tax expense	1,147	880	3,186	3,061
Net Income	$3,785	$3,828	$11,004	$11,472
Basic net income per share	$0.54	$0.55	$1.58	$1.65
Fully diluted net income per share	$0.54	$0.55	$1.58	$1.65
Weighted average number of common shares outstanding
Basic	6,957,974	6,957,974	6,957,974	6,957,974
Diluted	6,957,974	6,957,974	6,957,974	6,957,974
Dividends declared per share	---	---	$0.56	$0.55
Dividend payout ratio	---	---	35.41%	33.36%
Book value per share	$26.97	$26.47	$26.97	$26.47

National Bankshares, Inc. and Subsidiaries

Consolidated Statements of Comprehensive Income

(Unaudited)

	Three Months Ended
($ in thousands)	September 30, 2017	September 30, 2016
Net income	$3,785	$3,828

Other Comprehensive Income (Loss), net of tax
Unrealized holding gain (loss) on available for sale securities net of tax of ($219) in 2017 and $244 in 2016	(407)	453
Reclassification adjustment for gain included in net income, net of tax of ($1) in 2017 and ($35) in 2016	(3)	(66)
Other comprehensive income (loss), net of tax of ($220) in 2017 and $209 in 2016	(410)	387
Total Comprehensive Income	$3,375	$4,215

	Nine Months Ended
($ in thousands)	September 30, 2017	September 30, 2016
Net Income	$11,004	$11,472

Other Comprehensive Income, Net of Tax
Unrealized holding gain on available for sale securities net of tax of $1,235 in 2017 and $2,415 in 2016	2,294	4,484
Reclassification adjustment for gain included in net income, net of tax of ($1) in 2017 and ($54) in 2016	(3)	(99)
Other comprehensive income, net of tax of $1,234 in 2017 and $2,361 in 2016	2,291	4,385
Total Comprehensive Income	$13,295	$15,857

Key Ratios and Other Data

(Unaudited)

	Three Months Ended		Nine Months Ended
($ in thousands)	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Average Balances
Cash and due from banks	$11,182	$11,248	$11,291	$11,258
Interest-bearing deposits	69,994	76,870	76,661	106,928
Securities available for sale	308,725	298,422	306,145	275,702
Securities held to maturity	130,140	138,186	132,349	142,585
Restricted stock	1,200	1,170	1,190	1,158
Mortgage loans held for sale	549	666	343	565
Gross Loans	651,577	630,234	651,566	617,337
Loans, net	642,521	621,251	642,547	608,217
Intangible assets	5,918	6,029	5,933	6,094
Total assets	1,234,789	1,200,629	1,233,997	1,200,104
Total deposits	1,036,317	1,009,786	1,037,947	1,011,736
Other borrowings	---	---	---	---
Stockholders' equity	185,967	182,096	183,549	179,191
Interest-earning assets	1,163,054	1,141,981	1,170,491	1,142,505
Interest-bearing liabilities	855,777	835,984	861,237	842,127

Financial Ratios
Return on average assets	1.22%	1.27%	1.19%	1.28%
Return on average equity	8.07%	8.36%	8.02%	8.55%
Net interest margin	3.44%	3.48%	3.45%	3.55%
Net interest income-fully taxable equivalent	$10,082	$9,986	$30,204	$30,383
Efficiency ratio	53.19%	53.10%	53.97%	51.67%
Average equity to average assets	15.06%	15.17%	14.87%	14.93%

Allowance for Loan Losses
Beginning balance	$8,372	$8,195	$8,300	$8,297
Provision for losses	201	291	724	1,148
Charge-offs	(137)	(216)	(689)	(1,267)
Recoveries	37	31	138	123
Ending balance	$8,473	$8,301	$8,473	$8,301

Asset Quality Data

(Unaudited)

($ in thousands)	September 30, 2017	September 30, 2016
Nonperforming Assets
Nonaccrual loans	$7	$1,592
Nonaccrual restructured loans	3,149	3,901
Total nonperforming loans	3,156	5,493
Other real estate owned	$2,923	$3,188
Total nonperforming assets	$6,079	$8,681
Accruing restructured loans	4,815	4,662
Loans 90 days or more past due	$250	$195

Asset Quality Ratios
Nonperforming assets to loans net of unearned income and deferred fees, plus other real estate owned	0.92%	1.36%
Allowance for loans losses to total loans	1.28%	1.30%
Allowance for loan losses to nonperforming loans	268.47%	151.12%
Loans past due 90 days or more to loans net of unearned income and deferred fees	0.04%	0.03%